SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 26, 2008

Sunberta Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-143597	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Cove Park Road NE, Calgary, AB		T3K 5XB
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  612-604-4914

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 -  REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry Into a Material Definitive Agreement

The information set forth in Item 2.03 of this Current Report on Form 8-K that relates to the entry into a material definitive agreement is incorporated by reference into this Item 1.01.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 26, 2008, we borrowed $50,000 under a Loan Agreement with an unaffiliated third party.  The loan bears interest at 10% per annum compounded monthly on the last day of each month with interest accruing from April 1, 2008.  The loan is due on demand.

We may prepay the loan in whole or in part at any time. We agreed to pay an attorney’s fee of 20% of the unpaid balance if the loan is placed with an attorney for collection.

A copy of the Loan Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
10.1	Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sunberta Resources, Inc.

/s/Kelly Sundberg
Kelly Sundberg
President, Principal Executive Officer, Principal Financial Officer
Date: March 28, 2008